EXHIBIT 10.13

NEITHER THIS WARRANT NOR THE SHARES UNDERLYING THIS WARRANT MAY BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS (A) THEY ARE COVERED BY A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF
SECTION 5 OF THAT ACT.

                         LAST MILE LOGISTICS GROUP, INC.

              WARRANT TO PURCHASE 1,000,000 SHARES OF COMMON STOCK

         FOR VALUE RECEIVED, JAMES A. ROSE, II, or his transferees or assigns (the "Holder"), is entitled to purchase, subject to the provisions hereof, from Last Mile Logistics Group, a Florida corporation (the "Issuer"), One Million (1,000,000) fully paid, validly issued and non-assessable shares of common stock (the "Common Stock"), of the Issuer (the "Shares"), at an exercise price equal to Ten Cents ($0.10) per share. The right to purchase the Shares under this Warrant is exercisable, in whole or in part, at any time subsequent to the date hereof, but prior to 5:00 p.m., Eastern time, on October 1, 2011.

         The Shares deliverable upon exercise of this Warrant (including any adjusted number of Shares issuable pursuant to the provisions of this Warrant) are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." This Warrant and all warrants issued upon transfer, division or in substitution thereof are hereinafter sometimes referred to as the "Warrants."

         (a)      EXERCISE OF WARRANT.

                  (i) This Warrant may be exercised by presentation and surrender to the Issuer at its principal office, or at the office of its principal stock transfer agent, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the Warrant Shares. Payment shall be made by wire transfer or by certified or official bank check.

                  (ii) As soon as practicable after the exercise of this Warrant, and in any event within three New York Stock Exchange, Inc. trading days, the Issuer shall issue and deliver to the Holder a certificate or certificates representing the number of Shares issuable upon the exercise of this Warrant (or such lesser number as shall be indicated on the Purchase Form), registered in the name of the Holder or its designee. Such certificate(s) shall bear a restrictive legend restricting the transferability of such Shares under the Securities Act of 1933, as amended (the "Act"), in the event the Shares have not been registered under the Act pursuant to paragraph (h) below prior to their issuance.

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                  (iii) If this Warrant is exercised only in part, the Issuer also shall issue and deliver to the Holder a new Warrant, substantially in the form of this Warrant, covering the number of Warrant Shares which then are issuable hereunder.

                  (iv) Upon receipt by the Issuer of this Warrant at its office, or by the principal stock transfer agent of the Issuer at its office, in proper form for exercise, the Holder shall as of that date deemed to be the holder of record of the number of Warrant Shares specified in the Purchase Form.

                  (v) The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Warrant Shares on exercise of this Warrant.

         (b) RESERVATION OF SHARES. The Issuer shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued capital stock, for issuance on exercise of this Warrant, such number of Shares as shall be required for issuance and delivery upon exercise of this Warrant.

         (c) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

         (d) TRANSFER OF WARRANT. This Warrant may be transferred in whole or in part only in accordance with the terms of the restrictive legend appearing on the first page of this Warrant.

         (e) LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the Issuer of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall not constitute an additional contractual obligation on the part of the Issuer, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         (f) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Issuer, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Issuer except to the extent set forth herein.

         (g) ANTI-DILUTION RIGHTS.

                  (i) If at any time after the date hereof the Issuer declares or authorizes any dividend (other than a cash dividend), stock split, reverse stock split, combination, exchange of Shares, or there occurs any recapitalization, reclassification (including any consolidation or merger), sale or acquisition of property or stock, reorganization or liquidation, or if the outstanding Shares are changed into the same or a different number of Shares of the same or another class or classes of stock of the Issuer, then the Issuer

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shall cause effective provision to be made so that the Holder shall, upon exercise of this Warrant following such event, be entitled to receive the number of shares of stock or other securities or the cash or property of the Issuer (or of the successor corporation or other entity resulting from any consolidation or merger) to which the Warrant Shares (and any other securities) deliverable upon the exercise of this Warrant would have been entitled if this Warrant had been exercised immediately prior to the earlier of (i) such event and (ii) the record date, if any, set for determining the stockholders entitled to participate in such event, and the Exercise Price shall be adjusted appropriately so that the aggregate amount payable by the Holder hereof upon the full exercise of this Warrant remains the same. The Issuer shall not effect any recapitalization, reclassification (including any consolidation or merger) unless, upon the consummation thereof, the successor corporation or entity shall assume by written instrument the obligation to deliver to the Holder hereof the shares of stock, securities, cash or property that the holder shall be entitled to acquire in accordance with the foregoing provisions, which instrument shall contain provisions calculated to ensure for the Holder, to the greatest extent practicable, the benefits provided for in this Warrant.

                  (ii) In the event the Issuer shall distribute to all of the holders of shares of the Issuer's Common Stock evidences of indebtedness or rights, options or warrants or other securities exercisable or convertible into or exchangeable for shares of the Issuer's Common Stock, the Holder shall receive the indebtedness or securities which would be receivable in such transaction by a holder or holders of the number of shares of the Issuer's Common Stock into which the Warrant, as applicable, entitled the Holder thereof to purchase immediately prior to such distribution.

                  (iii) If pursuant to the provisions of this paragraph (g) the Holder would be entitled to receive shares of stock or other securities upon the exercise of this Warrant in addition to the Shares issuable upon exercise of this Warrant, then the Issuer shall at all times reserve and keep available sufficient shares of other securities to permit the Issuer to issue such additional shares or other securities upon the exercise of this Warrant.

                  (iv) The Issuer shall at any time if so requested by the Holder furnish a written summary of all adjustments made pursuant to this paragraph (g) promptly following any such request.

         (h) REGISTRATION OF SECURITIES. The holder shall have the right at any time and from time to time to require the Issuer to register the Warrant and the Warrant Shares for resale to the public under the Securities Act of 1933, as amended, and any applicable state securities or blue sky laws. Any request for such registration shall be made by delivery of written notice to the Issuer. The Holder shall promptly furnish to the Issuer such information as the Issuer shall reasonably request to enable it to prepare and file any and all required registration statements and amendments thereto. Except as may be required by law, the Issuer shall pay all fees and costs incurred in connection with the preparation and filing of any registration statement with the Securities and Exchange Commission and any applicable state securities authorities.

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         (i) SURVIVAL. Any obligation of the Issuer under this Warrant, the complete performance of which may require performance beyond the term of this Warrant, shall survive the expiration of such term.

         (j) AMENDMENTS AND WAIVERS. The respective rights and obligations of the Issuer and the Holder may be modified or waived only by a writing executed by the party against whom the amendment or waiver is to be enforced.

         IN WITNESS WHEREOF, the Issuer has caused this Warrant to be executed and delivered by its undersigned officer thereunto duly authorized on October 2, 2006.

                                 LAST MILE LOGISTICS GROUP, INC.




                                 By: /S/ REGINA R. FLOOD
                                     --------------------------------
                                         Regina R. Flood,
                                         Chairman and Chief Executive Officer

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                                  PURCHASE FORM

         The undersigned hereby irrevocably elects to exercise the within Warrant as to ________ Shares and hereby makes payment of $________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF COMMON STOCK:


Name: ________________________________________________________
         (Please typewrite or print in block letters)


Address: _____________________________________________________


______________________________________________________________



Signature: ___________________________________________________


MEDALLION SIGNATURE GUARANTY:

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                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, ___________________ hereby sells, assigns and transfer unto


Name: __________________________________________________________________________
         (Please typewrite or print in block letters)


Address: _______________________________________________________________________


the right to purchase Shares represented by this Warrant to the extent of ____________Shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _________ Attorney, to transfer the same on the books of the Issuer with full power of substitution in the premises.

Dated: _________________



Signature: _______________________________________


MEDALLION SIGNATURE GUARANTY:

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